                                                                    EXHIBIT 10.1




                       ----------------------------------


                         IT CONSOLIDATION AND OPERATIONS
                               SERVICES AGREEMENT


                                 BY AND BETWEEN


                       DUKE ENERGY BUSINESS SERVICES, LLC

                                       AND

                         DUKE ENERGY FIELD SERVICES, LP


                            DATED AS OF JULY 30, 2003


                       ----------------------------------

                                TABLE OF CONTENTS


                                                    ARTICLE I
                                                   THE SERVICES

SECTION 1.1    THE SERVICES....................................................................................1
SECTION 1.2    MODIFICATION OF SERVICES........................................................................2

                                                    ARTICLE II
                                                COSTS AND EXPENSES

SECTION 2.1    CHARGES FOR SERVICES............................................................................2
SECTION 2.2    PER UNIT RATE INCREASES.........................................................................2
SECTION 2.3    INVOICES........................................................................................3
SECTION 2.4    AUDIT OF EXPENSES...............................................................................3
SECTION 2.5    ADDITIONAL EQUIPMENT, TECHNOLOGY OR THIRD PARTY SERVICES........................................3
SECTION 2.6    TAXES...........................................................................................3

                                                   ARTICLE III
                                                TERM OF AGREEMENT

SECTION 3.1    TERM............................................................................................4
SECTION 3.2    EARLY TERMINATION...............................................................................4

                                                    ARTICLE IV
                                                 REPRESENTATIVES

SECTION 4.1     REPRESENTATIVES................................................................................4

                                                    ARTICLE V
                                              PERFORMANCE STANDARDS

SECTION 5.1    PERFORMANCE STANDARDS...........................................................................4

                                                    ARTICLE VI
                                                 INDEMNIFICATION

SECTION 6.1    INDEMNIFICATION.................................................................................5
SECTION 6.2    LIMITATION OF DAMAGES...........................................................................5

                                                   ARTICLE VII
                                                SCOPE OF AGREEMENT

SECTION 7.1    RELATIONSHIP OF PARTIES.........................................................................5
SECTION 7.2    ACCESS TO OFFICES...............................................................................5
SECTION 7.3    REASONABLE AVAILABILITY OF PERSONNEL............................................................5
SECTION 7.4    SCOPE OF DUKE'S AUTHORITY.......................................................................5
SECTION 7.5    INSURANCE.......................................................................................6
SECTION 7.6    COMPLIANCE WITH AFFILIATE RULES.................................................................6

                                                   ARTICLE VIII
                                                 CONFIDENTIALITY

SECTION 8.1    CONFIDENTIALITY.................................................................................6

                                                    ARTICLE IX
                                             MISCELLANEOUS PROVISIONS

SECTION 9.1    COUNTERPARTS....................................................................................7
SECTION 9.2    GOVERNING LAW; JURISDICTION AND FORUM; WAIVER OF JURY TRIAL.....................................7
SECTION 9.3    ENTIRE AGREEMENT................................................................................7
SECTION 9.4    NOTICES.........................................................................................7
SECTION 9.5    SUCCESSORS AND ASSIGNS..........................................................................8

SECTION 9.6    HEADINGS; DEFINITIONS...........................................................................8
SECTION 9.7    AMENDMENTS AND WAIVERS..........................................................................8
SECTION 9.8    SEVERABILITY....................................................................................8
SECTION 9.9    INTERPRETATION..................................................................................9
SECTION 9.10   SPECIFIC PERFORMANCE............................................................................9
SECTION 9.11   NO THIRD PARTY BENEFICIARIES....................................................................9
SECTION 9.12   FURTHER ASSURANCES..............................................................................9
SECTION 9.13   FORCE MAJEURE...................................................................................9
SECTION 9.14   ALTERNATIVE DISPUTE RESOLUTION.................................................................10
SECTION 9.15   CONFLICTS OF INTEREST..........................................................................11
SECTION 9.16   CONSTRUCTION...................................................................................11



APPENDIX 1 - IT TRANSFER SERVICES............................................................................___

APPENDIX 2 - IT SERVICES.....................................................................................___

APPENDIX 3 - DISASTER RECOVERY SERVICES......................................................................___

APPENDIX 4 - FINANCIAL AGREEMENT.............................................................................___

APPENDIX 5 - REPRESENTATIVES AND ROLES.......................................................................___

APPENDIX 6 - ENTERPRISE SERVICE MEASURES AND REPORTING.......................................................___

                         IT CONSOLIDATION AND OPERATIONS
                               SERVICES AGREEMENT


                  This IT CONSOLIDATION AND OPERATIONS SERVICES AGREEMENT (this "Agreement") is made as of the 30th day of July, 2003, by and between Duke Energy Business Services LLC ("Duke") and Duke Energy Field Services, LP (the "Company") (each, a "Party", and together the "Parties").

                                    RECITALS:

                  WHEREAS, Duke has agreed to assist the Company in transferring and consolidating its information technology operations into Duke's information technology operations and provide future ongoing information technology services to the Company, on such terms as set forth in this Agreement; and

                  WHEREAS, the Parties believe that the provisions of this Agreement as a whole are fair.

                  NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

                                    ARTICLE I

                                  THE SERVICES

                  Section 1.1 The Services.

                  (a) Duke agrees to provide the support and services associated with the transfer and consolidation of the Company's information technology operations from Denver, Colorado to Duke's information technology operations in Charlotte, North Carolina, all as described in Appendix 1 (the "IT Transfer Services").

                  (b) Duke agrees to provide to the Company the information technology services described in Appendices 2 and 3 (together with the IT Transfer Services referred to herein as the "Services"), for the term described in Section 3.1.

                  (c) Duke shall perform the Services for the Company with the same degree of care, skill and prudence customarily exercised by it for its own operations, consistent with industry practices, in compliance with statutory and regulatory requirements.

                  (d) If Duke is unable to perform the Services in accordance with Section 1.1(a) and (b), then Duke shall hire the personnel required to provide such Services. Duke is authorized to provide any part of the Services either from its own resources and employees, or, by a subcontractor(s). Subcontractor(s) shall be made subject to no less stringent performance requirements than Duke is required to comply with under this Agreement, including confidentiality and compliance with statutory and regulatory requirements.

                  (e) In accordance with the terms and conditions of this Agreement and the Services described in Appendices 1, 2 and 3, Duke shall provide records, financial information, or other information that is reasonably requested by the Company to support the Services which may not have been kept or reported in the ordinary course of business by Duke, even if not provided to the Company prior to the date hereof. Notwithstanding the foregoing, in the event that the records, financial information or other information requested by the Company is not contemplated by the Services or the rate sheet, then Duke and the Company will negotiate in good faith the terms whereby such information will be provided.

                  Section 1.2 Modification of Services. During the term of this Agreement, the Company shall have the right to enter into other contracts with third parties in connection with the Services described in this Agreement, provided the Company receives Duke's prior written consent, which consent shall not be unreasonably withheld. If the Company and Duke mutually agree, after a reasonable transition period, the Parties may terminate any Services provided for in this Agreement. Any changes in the scope of the Services and associated changes in the applicable rates shall be in writing signed by an authorized representative of each Party prior to implementation or effectiveness of such changes.

                                   ARTICLE II

                               COSTS AND EXPENSES

                  Section 2.1 Charges for Services. Duke shall charge the Company for the Services provided under this Agreement in accordance with the rates described in Appendices 2, 3 and 4; provided, however, if any personnel or assets of Duke Power ("Duke Power"), a division of Duke Energy Corporation and a public utility regulated by the North Carolina Utilities Commission ("NCUC"), the South Carolina Public Service Commission ("SCPSC") and the Federal Energy Regulatory Commission ("FERC"), are used in the provision of the Services, Duke shall charge the Company and the Company shall pay Duke in accordance with Duke's North Carolina and FERC Codes of Conduct and any other applicable regulatory rules governing affiliate transactions. Notwithstanding the foregoing, in no event shall the Company be responsible for directly paying any salaries, wages, benefits, withholding, severance payments or any other compensation or payments with respect to the employees of Duke.

                  Section 2.2 Per Unit Rate Increases. The per unit rates charged for the Services shall remain in effect for each calendar year during the term of this Agreement. During the term of this Agreement, the rates may be adjusted once annually, provided that no increase in the per unit rate listed in Appendices 2, 3 and 4 shall exceed the most recent yearly increase in the Consumer Price Index ("CPI") over the prior calendar year (calendar year 2002 shall be used to establish 2004 rates and calendar year 2003 shall be used to establish 2005 rates). For purposes of this Section 2.2, the CPI shall be a change in the CPI, U.S. City Average, All Items. Duke shall provide the Company with written notice of any proposed increase in the per unit rates by October 15 of the calendar year prior to the year when such increase is to become effective (the "Fee Notice"). The Parties shall come to a final agreement on any such increase in the per unit rates within 30 days following the Company's receipt of the Fee Notice. In addition, Duke agrees that during the term of this Agreement neither changes in Duke's per unit rate calculation algorithms for the Services nor changes in the way Duke establishes per unit rates, will increase the cost of previously offered services.

                  Section 2.3 Invoices. Duke shall prepare and deliver to the Company a monthly invoice by the twenty-fifth day of the month following the service month that describes the Services provided by Duke and the amount charged to the Company hereunder. Each invoice shall be due and payable within 20 days after receipt by the Company. Duke shall use its reasonable efforts to invoice all Services no later than 60 days after the performance of such Services. The Company shall promptly and diligently pay all amounts due to Duke under this Agreement and any amounts due and owed to Duke which are over 30 days past due during the first two billing periods or 20 days past due after the first two billing periods shall accrue late fees calculated at the average of the Prime Rates as reported in the Wall Street Journal during such past due payment period. In the event of the early termination of any Services hereunder, the Company shall pay Duke for only those Services and costs (or portions hereof) that have been (i) properly performed prior to such termination and (ii) properly committed to in writing by Duke prior to the receipt of such termination notice.

                  Section 2.4 Audit of Expenses. Duke shall maintain complete and accurate records of and supporting documentation for all amounts billable to the Company hereunder and shall retain such records for a period of at least two years following the date of the inclusion in any invoice sent to the Company. Duke agrees to provide the Company with documentation and other information with respect to each invoice as may be reasonably requested by the Company to verify that Duke's charges to the Company are accurate, correct and valid in accordance with the provisions of this Agreement. The Company and its representatives shall have access to such records for purposes of verifying all amounts billable to and payments made by the Company hereunder upon reasonable notice during normal business hours during the term of this Agreement and such subsequent period for which Duke is required to maintain such records. If such examination reveals any inaccuracy in any billing made hereunder, the necessary adjustment in such billing and payments shall be made promptly, provided that no adjustment for any billing or payment shall be made after the lapse of two years from the date of invoice hereof unless challenged in writing prior thereto. If any of the Services hereunder are performed using Duke Power employees or assets, then the Company agrees to provide Duke with records and other information necessary for an internal or external audit of affiliate transactions. Duke and its representatives shall have access to such records and information during normal business hours during the term of this Agreement and for the same period after termination of this Agreement that Duke is required to retain similar records hereunder.

                  Section 2.5 Additional Equipment, Technology or Third Party Services. If additional equipment, software, technology or third party services are employed by Duke to perform the Services and the costs associated with such are not identified in Appendices 1, 2, 3 or 4, then the Company shall pay the cost of such additional equipment, software, technology or third party services only if previously approved in writing by the Company. To the greatest extent feasible, charges for equipment, software, technology and third party services will be billed directly to the Company. In the case of any emergency, prior written approval of such expenses shall not be required; provided however, that Duke shall obtain the Company's consent to such emergency services as soon as reasonably practicable.

                  Section 2.6 Taxes. The Company shall pay all taxes, fees or similar levies imposed on the Services provided hereunder (other than taxes imposed on Duke's net income, including alternative minimum taxable income, gain, excess profits or franchise taxes imposed on the capital or net income of Duke and other than employment taxes imposed with respect to Duke's employees, except to the extent such taxes are included in the rates designated in Appendices 2, 3 and 4); and, in the event that Duke is required by law to pay any of said taxes, fees or other similar levies, the Company shall reimburse Duke for such payments.

                                   ARTICLE III

                                TERM OF AGREEMENT

                  Section 3.1 Term. The term of this Agreement shall begin as of the date first set forth above and remain in effect until December 31, 2005, and shall automatically renew each December 31 thereafter and continue year to year, unless terminated earlier as provided in Section 3.2 below.

                  Section 3.2 Early Termination. Either Party may terminate this Agreement at any time for any reason upon one hundred eighty (180) days prior written notice to the other Party, provided that Duke may not terminate this Agreement under this provision until after December 31, 2005 unless the ownership percentage of the Company by an affiliate of Duke Energy Corporation goes below fifty percent (50%) or an affiliate of Duke Energy Corporation is no longer responsible for the operation of the Company. Following notice of termination, Duke and the Company will work together cooperatively to plan and execute the migration of all Services covered in this Agreement from Duke within a reasonable and expeditious time. Notwithstanding any such termination, Company shall continue to be obligated to pay for any Services performed and expenses incurred before such termination date.


                                   ARTICLE IV

                                 REPRESENTATIVES

                  Section 4.1 Representatives. The Parties shall each appoint one or more representatives (each, a "Representative") to facilitate communications and performance under this Agreement. Each Party may treat an act of the Representative of the other Party as being authorized by such other Party without inquiring behind such act or ascertaining whether such Representative had authority to so act. The initial Representatives are named in Appendix 5 hereto as well as their initial roles and responsibilities. Each Party shall have the right at any time and from time to time to replace its Representative by giving notice in writing to the other Party setting forth the name of (i) the Representative to be replaced and (ii) the replacement, and certifying that the replacement Representative is authorized to act for the Party giving notice in all matters relating to this Agreement.

                                    ARTICLE V

                              PERFORMANCE STANDARDS

                  Section 5.1 Performance Standards. Duke shall provide the Services in accordance with the service standards and terms set forth in this Agreement and APPENDIX 6.

                                   ARTICLE VI

                                 INDEMNIFICATION

        Section 6.1 Indemnification. DUKE HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS THE COMPANY AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, AND ALL OF THE COMPANY'S DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), LOSSES, ACTIONS, CLAIMS, SUITS, LIABILITIES AND COSTS INCURRED BY ANY INDEMNIFIED PARTY RESULTING FROM THE GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT OF DUKE TO THE EXTENT RELATING TO DUKE'S PERFORMANCE OF (OR FAILURE TO PERFORM) THE SERVICES UNDER THIS AGREEMENT.

        Section 6.2 Limitation of Damages. No Party shall be liable for any special, indirect, incidental, consequential or punitive damages of any character resulting from, arising out of, or in any way incident to any act or omission hereunder, irrespective of whether claims or actions for such damages are based upon contract, warranty, negligence, gross negligence, strict liability or any other remedy at law or equity.

                                   ARTICLE VII

                               SCOPE OF AGREEMENT

                  Section 7.1 Relationship of Parties. Duke shall act as independent contractor hereunder, and nothing herein shall at any time be construed to create the relationship of employer and employee, partnership, principal and agent, broker or finder or joint venturers as between Duke and the Company.
                  Section 7.2 Access to Offices. Employees of the Company shall be freely allowed to enter and leave the buildings and offices of Duke, subject to any guidelines imposed by Duke. Employees of Duke shall be freely allowed to enter and leave the buildings and offices of the Company, subject to any guidelines imposed by the Company.

                  Section 7.3 Reasonable Availability of Personnel. The Company acknowledges that Duke's employees are involved in the conduct of business for Duke and may not be required to dedicate the entirety of their business days to the performance of the Services; provided, however, that Duke agrees to use all reasonable efforts to have its employees made available at the reasonable request of the Company throughout the term of this Agreement, and the Parties agree to make all reasonable efforts to cooperate mutually with each other so as to achieve the intents and purposes of this Agreement.

                  Section 7.4 Scope of Duke's Authority. Without the prior written consent of the Company, Duke, in performing the Services, shall not borrow or lend money, except for short-term borrowings (such as commercial paper) initiated through Duke's Corporate Cash Management in the ordinary course of business; create any lien or encumbrance; execute, terminate, or amend any contract in the name of or on behalf of the Company or its subsidiaries; purchase or sell any asset of the Company or its subsidiaries; execute any indemnification for the benefit of any party; or take any other action not in the ordinary course of business of Duke or the Company. When performing this Agreement, Duke shall receive the Company's written approval before incurring any third party expense not identified in Appendices 1, 2 , 3 or 4; provided, however, Duke shall not be obligated to obtain the Company's prior written consent for any third party expense which is less than two-thousand dollars ($2,000.00).

                  Section 7.5 Insurance. During the term of this Agreement, Duke shall be required to maintain the following types of insurance, as appropriate to the Services provided: (a) Workers' Compensation Insurance as required by state or federal law where the work is being performed; (b) General Liability Insurance against claims for bodily injury and/or death of and property damage to third parties; and (c) Business Automobile Liability Insurance against claims of bodily injury, death and property damage to third parties covering all owned, leased, and non-leased, and non-owned and hired vehicles.

                  Section 7.6 Compliance with Affiliate Rules. The performance of this Agreement shall be in compliance with all applicable provisions of the various Codes and Standards of Conduct to which Duke Energy Corporation and its affiliates are subject by various energy and utility regulatory commissions, including Duke Energy Corporation's North Carolina Code of Conduct, FERC Code of Conduct with respect to the relationship between power marketing affiliates and the electric utility and FERC Standards of Conduct for relations between interstate pipelines and their marketing affiliates. Any term or condition of this Agreement that is not in compliance with the various Codes and Standards of Conduct noted above shall be renegotiated by the Parties.

                                  ARTICLE VIII

                                 CONFIDENTIALITY

                  Section 8.1 Confidentiality.

                  (a) Each Party shall (and each Party shall ensure that its employees, contractors, subcontractors, agents and affiliates who perform or receive Services under this Agreement shall) treat as strictly confidential (and shall not disclose) all information received or obtained as a result of this Agreement that relates to the other Party or any aspect of its business or operations.

                  (b) A Party may disclose information that would otherwise be confidential if and only to the extent: (i) required by applicable law or legal process, provided that the disclosing Party has notified the other Party in writing prior to disclosure; (ii) required by any securities exchange or agency to which the Party is subject, wherever situated, whether or not the requirement has the force of law, provided that the disclosing Party has taken all practicable legal steps to prevent such disclosure and notified the other Party in writing prior to disclosure; (iii) disclosed on a confidential basis to the professional advisers or auditors of the Party or to any actual or potential bankers or financiers of that Party; (iv) that the information has come into the public domain through no fault of that Party or its employees, affiliates, officers, directors, representatives, agents, or assigns; (v) that the other Party has given prior approval to such disclosure; (vi) necessary to enforce, comply with or perform any of the terms of this Agreement or the other agreements contemplated hereby or thereby; or (vii) received from a third party, unless, to the knowledge of the Party that would otherwise be subject to this
Section 8.1 or its employees, affiliates, officers, directors, representatives, agents, or assigns, such third party is subject to an independent obligation to keep such information confidential.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.1 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

                  Section 9.2 Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law principles thereof.

                  (b) Each Party hereto irrevocably submits to the jurisdiction of any Delaware state court or any federal court sitting in the State of Delaware in any action arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each Party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

                  (c) To the extent that any Party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each Party hereto hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement.

                  (d) Each Party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement. Each Party hereto certifies that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this Section 9.2.

                  Section 9.3 Entire Agreement. This Agreement, together with the exhibits hereto, constitutes the entire agreement of the Parties with respect to the services and arrangements described herein, and supercedes all prior contracts or agreements between the Parties solely with respect to the subject matter hereof, whether written or oral. This Agreement is not intended to confer upon any person not a party hereto (or their successors and assigns) any rights or remedies hereunder.

                  Section 9.4 Notices. All notices and other communications to be given to any Party hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered by hand, courier or overnight delivery service or three days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or when received in the form of a telegram or facsimile and shall be directed, if to a Party hereunder, to the address or facsimile number set forth below (or at such other address or facsimile number as such Party shall designate by like notice):

                  (a) If to Duke:

                              Duke Energy Corporation
                              422 South Church Street (CS02A)
                              Charlotte, North Carolina 28202-1904
                              Attention: C. K. Beam
                              Fax No.: 704-382-1037

                  (b) If to the Company:

                              Duke Energy Field Services, LP
                              370 17th Street, Suite 900
                              Denver, Colorado 80202
                              Attention: Allan Skov
                              Fax No.: 303-595-0480

                  Section 9.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, however, that (a) no Party hereto will assign its rights or delegate any or all of its obligations under this Agreement without the express prior written consent of the other Party hereto, and (b) any assignment of the obligations of either Party hereto shall not relieve that Party of its obligations under any and all of the provisions of this Agreement. Notwithstanding the foregoing, any Party may assign its rights or delegate any or all of its obligations under this Agreement to an affiliate of such Party without the prior written consent of the other Party.

                  Section 9.6 Headings; Definitions. The section and article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

                  Section 9.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by both Parties, except that the Appendices hereto may be amended in writing by the Parties to add, delete or modify the Services, change the rates on the rate sheet or replace the Representatives. The Company may, only by an instrument in writing, waive compliance by Duke with any term or provision of this Agreement on the part of Duke. The waiver by either Party hereto of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising or single or partial exercise of any right, power or remedy by any Party, and no course of dealing between the Parties, shall constitute a waiver of any such right, power or remedy.

                  Section 9.8 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

                  Section 9.9 Interpretation. In the event an ambiguity or question of intent or interpretation arises with respect to this Agreement, this Agreement shall be construed as if it was drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

                  Section 9.10 Specific Performance. The Parties hereto agree that irreparable damage would occur in the event that any Party fails to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement and that the Parties shall be entitled to specific performance in such event, in addition to any other remedy at law or in equity, including temporary restraining orders or temporary or permanent injunctions.

                  Section 9.11 No Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement shall entitle any person other than Duke or the Company or their respective successors and assigns permitted hereby to any claim, cause of action, remedy or right of any kind.

                  Section 9.12 Further Assurances. Upon the terms and subject to the conditions hereof, each of the Parties hereto shall use its reasonable best efforts to take, or cause to take, all appropriate action, and to do or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to make effective the transactions contemplated in this Agreement. Notwithstanding the foregoing, the Company shall be responsible for providing the information to Duke that is necessary for Duke to perform the Services.

                  Section 9.13 Force Majeure.

                  (a) No failure or omission to carry out or to observe any of the terms, provisions or conditions of this Agreement, except the failure to make payment for sums due hereunder, shall give rise to any claim by a Party against another, or be deemed a breach of this Agreement, if the same shall have been or shall be caused by or arise out of any event of force majeure, which term as used herein shall include (but only to the extent that the affected Party is unable to perform due to causes and events that are beyond the reasonable control of the affected Party), but not be limited to, war, hostilities, acts of the public enemy or of belligerents, sabotage, blockage, revolution, insurrection, riot or disorder, requisitions or rationing, whether imposed by law, decree or regulations or by voluntary cooperation of industry at the insistence or request of any governmental authority or person purporting to act therefor; compliance with allocation programs, voluntary or mandatory, including reduction or cessation of production by reason of imposition by any governmental authority or person purporting to act with government authority, acts of God, fire, frost, earthquake, storm, or lightning, epidemic, quarantine, strikes or combination of workmen lockouts or other labor disturbances, explosion, accidents by fire or otherwise to pipe, storage facilities, installations, machinery, unanticipated plant outages, delays in acquiring or inability to acquire permits or licenses necessary to enable the Parties hereto to perform, lack of adequate fuel, power, raw materials, labor, containers or transportation facilities, delays or shortages caused by breakdowns, failures or unavailability of materials or equipment, breakage, mechanical breakdowns or accident to machinery; delay, breakdown, or destruction of a plant, terminal, or equipment; provided, however, that the Party so affected thereby will exercise reasonable efforts pursuant to prudent industry practice to prevent the occurrence of the force majeure event and to cure the event of force majeure as quickly as possible so that the Party so affected will be able to carry out and observe all of the terms, provisions, and conditions of this Agreement, but such Party shall not be required to settle any labor disputes giving rise to an event of force majeure hereunder.

                  (b) If a Party hereunder is prevented from or delayed in performing any of its obligations under this Agreement by a force majeure event, the Party affected shall promptly notify the other in writing of the circumstances constituting the force majeure event, indicating the performance obligations which are thereby delayed or prevented and the length of the resulting delay expected.

                  (c) In the event that Duke is excused from supplying a Service in accordance with the terms of this Section, then the Company shall be free to acquire the Services from any substitute source, for such period as the Company deems necessary or expedient, and if so acquired, the Company shall not be obligated to pay Duke for such Services during such period.

                  Section 9.14 Alternative Dispute Resolution. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with the procedures specified below.

                  (a) Negotiations Between Executives. The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either Party may give the other party written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving Party shall submit to the other a written response. The notice and the response shall include a statement of each Party's position and a summary of arguments supporting that position, and the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within 30 days after delivery of the initial notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for non-privileged and/or non-proprietary information made by one Party to the other will be honored. All negotiations pursuant to this clause shall be considered confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

                  (b) Rights of Parties. Notwithstanding the foregoing, nothing contained in this Agreement shall limit or restrict in any way the right or power of a Party at any time (1) to commence and prosecute a proceeding for a preliminary or temporary injunction or other temporary order pending mediation or arbitration under this Agreement (i) to restrain a Party from breaching this Agreement or (ii) for specific enforcement of this Section 9.14, or (2) to consult with the other Party in an attempt to negotiate a resolution of the dispute. The Parties agree that any legal remedy available to them with respect to a breach of this Section will not be adequate and that, in addition to all legal remedies, each party is entitled to an order specifically enforcing this
Section 9.14.

                  (c) Mediation. If the dispute has not been resolved by negotiation described in Section 9.14(a) within 45 days after the receipt of the initial notice by the other Party, the Parties shall endeavor to settle the dispute by mediation conducted in the English language under the then current Center For Public Resources' CPR Model Mediation Procedure for Business Disputes. The mediation will be conducted at a site agreed upon by the Parties. All mediation costs are to be borne equally by the Parties. Each Party shall be responsible for its own attorney's fees and costs.

                  (d) Arbitration. If a dispute or controversy shall arise between the Parties with respect to any matter covered by this Agreement that has not been resolved pursuant to either Section 9.14(a) or (c) above, any Party involved in such controversy shall have the option of




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

submitting the matter to arbitration in the English language pursuant to the guidelines set forth below. Demand and submission to arbitration as provided in this Agreement must, unless otherwise agreed, be made in writing by the requesting Party within the later of 1.) ten (10) days after negotiations and mediation held pursuant to Sections 9.14(a) and (c) above have failed, and such notifying Party intends to submit the matter for arbitration, and 2.) 60 days following the effective date of notice of the dispute or controversy. The failure to timely submit the matter to arbitration shall constitute a waiver of the Parties to submit their dispute to arbitration. If submitted to arbitration, the arbitration shall be binding on the Parties and the dispute shall be settled in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules"), and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. If a dispute involves an amount in controversy of $100,000 or less, there shall be one arbitrator. If a dispute involves an amount in controversy in excess of $100,000 or a request for preliminary injunction, there shall be three arbitrators. All arbitration proceedings shall be conducted in Houston, Texas.

                  Section 9.15 Conflicts of Interest. The Company and Duke understand that conflicts of interest may arise during the course of Duke providing the Services hereunder. The Company and Duke shall in good faith cooperate in establishing reasonable guidelines for the Parties to follow in order to minimize any unavoidable conflicts.

                  Section 9.16 Construction. Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine and neuter; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) references to Appendix refer to the Appendices attached to this Agreement; (d) references to laws refer to such laws as they may be amended from time to time, and references to particular provisions of a law include any corresponding provisions of any succeeding law; (e) references to money refer to legal currency of the United States of America; and (f) the word "including" means "including, without limitation."

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered on the date first set forth above.


                                DUKE ENERGY BUSINESS SERVICES LLC


                                By: /s/ A. R. Mullinax
                                   -------------------------------
                                      Name:  A. R. Mullinax
                                      Title: Executive Vice President



                                DUKE ENERGY FIELD SERVICES, LP


                                By:        /s/ Rose M. Robeson
                                   -------------------------------
                                      Name:  Rose M. Robeson
                                      Title: Vice President and
                                             Chief Financial Officer



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